Exhibit 99.1

[LOGO]

Nova Biosource Fuels, Inc. $200 million market cap Founded in 2000, public in March 2006 Strategy: to design and develop biodiesel facilities that utilize a unique multi-feedstock biodiesel process Low cost, high free fatty acid (FFA) feedstock High quality biodiesel and glycerin Two patents filed with several others in process

Board of Directors

Charles Vignieri ***Honorary Chairman***	■ Founder, Kenosha Beef International (KBI) ■ Over 55 years experience in meat packing industry
Kenneth Hern ***Chairman and CEO***	■ President, Texaco Saudi 1981-1984 ■ Vice Chairman and Managing Director, Texaco Nigeria 1984-1989 ■ President, Texaco Brazil 1989-1994
Jody Powers ***COO***	■ President, Halliburton Energy Services 2000-2002
JD McGraw ***President***	■ Held President / CEO positions at several companies ■ Financial Advisor – advised over 150 transactions from 1985-1990
James L. Rainey	■ President and CEO, Farmland Industries 1986-1991 ■ President and CEO, Kerr-McGee Chemical Corp 1975-1986
Robert White	■ Last President of Mobil E&P US ■ Chairman & President Mobil Producing, Netherlands, Nigeria, Mobile North Sea
Robert Black	■ Senior Vice President, Texaco
John Reiland	■ Board of Directors Ronco, New England Pantry ■ CFO US Dataworks

Company History 2008 2006 2006 2006 2007 2000 2003 2006 R&D Proprietary process Pilot plant Reverse Merger 6/06: Seneca Site Purchase Agreement 10/06: Clinton County IA start up and commissioning Q1 07: Anamax expected to start-up and commission Q2 07: Scott Petroleum expected to start-up and commission (Nova owns 50% of production) 10/06: Oklahoma site leased and permits in process 2007 2008 Today 11/06: Seneca receives Illinois EPA permit

Biodiesel Market Globally

- A direct replacement for diesel
  - Easily blended in diesel
  - Most common blends: B2, B5, B20
  - Potential for 100% replacement
- Utilizes existing infrastructure
  - No engine modifications required
  - Compatible with existing diesel storage infrastructure
  - Pipeline compatible
- Significantly lower COx & SOx emissions
- Several countries have incentives and mandates for biodiesel use
- Priced off ultra low sulfur diesel (ULSD)

World Diesel Market:(1) 330 BGY



Other 18.0%
US 18.2%
Europe 28.3%
South America 7.0%
Asia & Oceania 28.5%

Diesel Price(2)



$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Dollars per Gallon
Jan-98 Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06

(1) EIA World Energy Consumption – 2003 distillate fuel.
(2) Bloomberg – US weekly average rack ultra low sulfur diesel prices.

US Market Overview

- Diesel consumed largely by mass transit, trucking and regulated fleets
- Federal Mandates and Incentives:
  - EPACT 1992 goal for govt. fleets
  - USDA Commodity Credit
  - EPACT 2005
    - Excise Tax Credit extended
    - Biodiesel in RFS
- State Mandates and Incentives:
  - 31 states provide mandates and incentives for the use of biodiesel
    - Oklahoma – $0.20 per gallon producer credit
- Over 100MGY produced in 2006, potential starts at 1BGY

US Biodiesel Production(1)



Million Gallons
80
70
60
50
40
30
20
10
0
1999
2000
2001
2002
2003
2004
2005

Potential Biodiesel Demand(2)



Billion Gallons
12
10
8
6
4
2
0
B20
B5
B2
2007
2009
2011
2013
2015

(1) Source: National Biodiesel Board.
(2) Source: EIA. Biodiesel estimates based on blend percentages.

Conventional Biodiesel Process

Batch Production – Traditional Batch Model [1] : 40 Hr cycle



Alcohol
Alcohol Recovery
Biodiesel
Reactor
Settler
Washing
Purification
Evaporation
Vegetable Oil
Glycerin
Mineral acid
Neutralization Distillation
Settler
Evaporation
Catalyst
Fatty Acids

- In the US, soybean oil is typical feedstock (approximately 0.1% FFA)
  - Conventional processes may handle max 8% FFA with acid esterification pretreatment
  - Batch trans-esterification may handle max 0.5% FFA without acid esterification pretreatment
- Issues with conventional processes
  - Yield loss
  - Waste water
  - Quality of output
  - Poor glycerin quality

(1) National Biodiesel Board.

Low Cost Provider

- Profitable without subsidies
- Utilizes low cost, high FFA animal fat: $0.16-$0.21 vs. $0.30-$0.34 per lb for soy bean oil
  - Insensitive to FFA levels
    - Accepts crude and off spec palm and soy oil
    - Can accept over 25 different types of feedstock
    - High yield

Cost / Gallon of Biodiesel[1]


$4.0
$3.0
$2.0
$1.0
$0.0
Canola RBD
Soy Bean Oil RBD
Palm Oil RBD
BF Tallow
Poultry Fat / YellowGrease
Ethanol Corn Oil

Historical Prices[1]


Cents per Pound
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06
Jul-06
Sep-06
Nov-06
BF Tallow
Soybean Oil RBD
YellowGrease
Palm oil RBD

(1) Source: Jacobsen Commentary and Market News Bulletin Dec. 1, 2006. Converted at an average of 8 lbs of feedstock / gallon of biodiesel.

Plant Level Economics Capital Costs Approximate facility cost(1) $1.00 – $1.50 per gallon capacity Approximate construction time(1) 1 – 2 years Market Prices Diesel Rack prices: #2(2) / ULSD(3) $2.00 / $2.05 Biodiesel wholesale prices(2) $ 3.25 (with tax incentives) Costs Feedstock costs / gallon(4) $1.16 – $3.37 per gallon Operating costs / gallon(5) $0.42 – $0.53 per gallon Tax Credits Federal excise tax credit $1.00 per gallon (Virgin) $0.50 per gallon (Non-Virgin) Oklahoma state producer credit $0.20 per gallon for 1st 25 million Small producer tax credit $0.10 per gallon for 1st 15 million Based on industry averages, could vary. Alternate Fuels Index: November 30, 2006, US Average. Bloomberg: December 1, 2006. Jacobsen Index. Biodiesel Bulletin March 1, 2006.

High Quality Output Refining process Patented and proprietary History of production that exceeds ASTM 6751 Pilot facility in production for nearly four years Commercial scale facility in production since October 2006 High quality output Very low unconverted glycerides Tighter viscosity range No sulfur – better than ULSD Lower carbon mass – reduces particulate emissions Lower phosphorous, metals and sediment concentrations Continuous process yields consistent quality 97% tech-grade glycerin

Growth Strategy Three plants under construction US Strategy Two sites publicly announced Seneca, IL: target commissioning – Q3 ’07 Muskogee, OK: target commissioning – Q4 ‘07 Additional plans underway Plant 3 – site TBA, equipment on order Actively examining appropriate sites In discussions with additional feedstock providers International Strategy UK / Europe Latin America Southeast Asia Today Future

230 MGY Under Construction

	Nova Constructed			Nova Owned		
	Clinton	Anamax	Scott Petroleum	Illinois	Oklahoma	Future Site
Location	Clinton County, IA	DeForest, WI	Greenville, MS	Seneca, IL	Muskogee, OK	TBA
Capacity (mil gal/yr)	10	20	20	60	60	60
Commission Status	Oct. '06	Q1 '07	H1 '07	Q3 '07	Q4 '07	TBA
Feedstock	Soybean	Animal Fat	Animal Fat & Fish Oil	Kaluzny – Animal Fat	ConAgra – Animal Fat	TBA
Off-take Agreements			TBA	ConAgra	ConAgra	TBA
Nova Ownership	0%	0%	**50%**[(1)]	**100%**	**100%**	**100%**

Location of Nova Biosource Fuels Corporate Office and Biodiesel Refineries that have been contracted to be built as of October 24, 2006

Nova Facilities

- Under Construction
- Pre-Construction
- Corporate Offices


Pilot Plant
Anamax
Seneca
Clinton County
Oklahoma
Scott Petroleum
Corporate Office

(1) Nova has no equity stake, but has agreement in principle to own 50% of the production from Scott facility.

Operational Strategy Operational leaders with energy industry background Leadership experience in largest US refinery Expertise with hazardous processes and fuel production Emphasis on quality control and process integrity Implement appropriate safety, healthy and environmental requirements Nova-owned facilities to obtain BQ-9000 certification Detailed logistics plan with feedstock and off-take partners Operations and maintenance discipline focus Clinton County, Anamax and Scott

Clinton County, Iowa 10 MGY refinery Design / Build in 2006 Commissioning 10/06 Low FFA feedstock accepted

Anamax – Deforest, WI 20 MGY refinery Design / Build in 2007 Planned commissioning Q1 ‘07

Scott Petroleum – Greenville, MS 20 MGY refinery Design / Build in 2007 Planned commissioning Q2 ‘07 Scott Petroleum distributes 30 MGY diesel Nova will own 50% of production

World Class Strategic Partners Off-take Logistics Equipment Fabricators and Construction Management Feedstock

Paul Mueller Co. Stainless steel process equipment manufacturer Providers of equipment for beverage and pharmaceutical industry Customers include Hershey's, Coors, Miller, Anheuser Busch, ExxonMobil and Kraft Over one million square feet of manufacturing space Equipment fabricators for Nova refineries Designing and fabricating all process equipment Modular fabrication at factory Pre-testing in factory Construction management for Nova refinery Specialized trucking operations to deliver modules Assembly, wiring and testing on site

Plant Financing Strategy Two to four refineries per year for own account Consider JV structures Feedstock providers Fuel distributors Lock up low cost feedstock Currently in negotiation with several sources of appropriate feedstock Currently endeavoring to raise $34 – $48 million in debt, equity or mezzanine debt for completion of first wholly owned refinery (Seneca) Exploring Department of Energy (DOE) loan guarantee opportunity